SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): JULY 12, 2004

               COMMISSION  FILE  NO.:  0-49628




                           TELEPLUS ENTERPRISES, INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEVADA                                        98-0045023
-------------------------------             -----------------------------------
(STATE OR OTHER JURISDICTION OF             (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION OR ORGANIZATION)


                                  465 St Jean,
                                  Suite 601
                                  Montreal, Quebec,
                                  H2Y 2R6

               --------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (514) 344-0778
                          -----------------------------
                            (ISSUER TELEPHONE NUMBER)





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ITEM  5.    OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On July 12, 2004, the Company secured $11,000,000 US in financing from Cornell Capital Partners LP. The terms of the transaction call for TelePlus to receive initial funding in the amount of $1,000,000 US payable in three (3) installments: $450,000 US payable on closing, $400,000 US payable upon filing of a registration statement and the balance of $150,000 US payable upon the registration statement becoming effective. As part of the transaction the Company also secured $10,000,000 US under a Standby Equity Agreement. The Company can draw the funds under the Standby Equity Agreement over a 24 month period based on the Company's funding requirements subject to an effective registration with the SEC. The proceeds will be used to finance existing and future acquisitions, capital expenditures, increases in inventory and for general working purposes. As of the date of this 8K, the Company has received the first installment of $450,000. Agreements pertaining to the financing arrangement will be filed as exhibits to the registration statement once filed.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

None.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

TELEPLUS  ENTERPRISES,  INC.

July  16,  2004

/s/  Marius  Silvasan
--------------------------------
Marius  Silvasan
Chief  Executive  Officer


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